As noted in Item 11 of Registrant s Form
N-CSR, the Fund s tax status changed
from a regulated investment company
under Sub-Chapter M of the Internal
Revenue Code and is now taxed as a
corporation.  Accordingly, the
Registrant had to engage an expert to
calculate the Fund s 2022 tax provision, which took an extended period of time due to the complexities of the analysis. Now that the initial tax provision has been calculated, management has ensured that the tax provision will be calculated on a quarterly basis. Therefore, management does not expect that this issue will recur.